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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   MAY 3, 1999
         -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                   INTUIT INC.
         -------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                 0-21180                  77-0034661
        -------------       ------------------------     --------------------
         (State of          (Commission file number)      (I.R.S. Employer
        incorporation)                                   Identification No.)

                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (650) 944-6000
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)
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                                    CONTENTS

Item 2:  Acquisition or Disposition of Assets...............................   3

Item 7:  Financial Statements and Exhibits .................................   4

Signatures .................................................................   6


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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

      On May 3, 1999, Intuit Inc. ("Intuit" or the "Company"), acquired all of the outstanding stock of Computing Resources, Inc., a privately held Nevada corporation ("CRI"), pursuant to an Exchange Agreement dated as of March 2, 1999, as amended by Amendment No. 1 thereto dated April 30, 1999 (together, the "Exchange Agreement") among Intuit, CRI and CRI's only shareholders, Ranson W. Webster and Harry D. Hart (the "CRI Shareholders"). Immediately prior to Intuit's acquisition of the outstanding stock of CRI, CRI owned 79% of the outstanding stock of Computing Transaction Corporation, a California corporation that is a subsidiary of CRI ("CTC"). Pursuant to the Exchange Agreement, Intuit also acquired from the CRI Shareholders all the outstanding stock of CTC not owned by CRI.

      Intuit purchased CRI's outstanding stock directly from the CRI Shareholders in exchange for: (i) Intuit's payment to the CRI Shareholders, as a group, the total sum of $96,569,180.23 in cash (the "Closing Payment"); (ii) Intuit's issuance to the CRI Shareholders, as a group, of a total of 288,816 shares of Intuit Common Stock and (iii) Intuit's agreement to pay the CRI Shareholders, as a group, an additional $73,576,000 in cash in three annual installments of $24,288,000, $24,288,000 and $25,000,000 each on May 3, 2000,
2001 and 2002, respectively (the "Installment Payments"). To the extent that Intuit is not required to make $1,424,000 of bonus payments to CRI employees under an Employee Bonus Agreement dated April 30, 1999, such payments are to be paid to the CRI Shareholders in proportion to the percentage of the outstanding shares of CRI they owned immediately prior to the closing of Intuit's purchase of CRI under the Exchange Agreement. Pursuant to the Exchange Agreement, the CRI Shareholders also directly sold to Intuit the 21% of the outstanding stock of CTC not owned by CRI in exchange for a cash payment to them of $279,510, so that Intuit and CRI together own 100% of CTC's outstanding stock. The funds comprising the $96,569,180.23 Closing Payment paid to the CRI Shareholders were derived from Intuit's working capital cash reserves. Intuit currently expects that the future payment of the Installment Payments will also be funded from its working capital. In connection with the Exchange Agreement, Intuit paid off a CRI credit facility which had an approximately $5 million balance.

      CRI was incorporated in 1978 and is engaged in the business of providing outsourced payroll administration services to small businesses. These services include the computation of payroll check and payroll tax calculations, the preparation of payroll checks, the preparation and/or filing of payroll tax returns and the making of payroll tax deposits with U.S. federal and state taxing authorities, the making of electronic direct deposits of employee paychecks with banks and other financial institutions, and preparing W-2 forms and computing payments relating to employee benefit plans. CRI frequently provides its services on a private label basis through banks, other financial institutions and other organizations. Pursuant to an existing agreement with Intuit, CRI also provides payroll processing services to users of Intuit's QuickBooks product who elect to utilize CRI's services via QuickBooks. Intuit intends to continue to conduct CRI's payroll processing business following the acquisition. In its fiscal year ended December 31, 1998, CRI had revenue of approximately $32.5 million and net income of approximately $5.6 million.


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      The shares of Intuit Common Stock issued to the CRI Shareholders under the
Exchange Agreement were not registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemptions from registration provided by Section 4(2) thereof and/or Rule 506 promulgated under Regulation D. Intuit and the CRI Shareholders have entered into a Registration Rights Agreement, pursuant to which Intuit granted the CRI Shareholders certain rights to have the resale of the shares of Intuit Common Stock issued to them under the Exchange Agreement (the "Registrable Shares") registered under the 1933 Act. Under the terms of the Registration Rights Agreement, until May 3, 2000, Intuit is to maintain in effect a shelf registration on Form S-3 pursuant to Rule 415 under the 1933 Act covering the resale by the CRI Shareholders of Registrable Shares held by them during specified permitted time periods.

      Intuit will account for its acquisition of CRI and CTC under the purchase method of accounting. As a result, the excess of the purchase price over the fair value of identified tangible assets acquired, less the fair value of liabilities assumed, will be capitalized by the Company.

      Intuit's acquisition of the outstanding shares of the stock of CRI from the CRI Shareholders will be a taxable transaction to the CRI Shareholders and, in connection with this transaction, Intuit intends to file an election under
Section 338(h)(10) of the Internal Revenue Code, under which the purchase of the CRI shares will be treated, for U.S. federal income tax purposes, as a taxable purchase of assets by Intuit. Pursuant to this U.S. tax election, Intuit expects to obtain a step-up in the tax basis of the assets of CRI.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

      (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      It is impracticable for Intuit to currently provide the required financial statements for Computing Resources, Inc. called for by Item 7(a). Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the financial statements of Computing Resources, Inc. required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

      (b) PRO FORMA FINANCIAL INFORMATION.

      It is impracticable for Intuit to currently provide the pro forma financial information with respect to the acquisition of Computing Resources, Inc. by Intuit called for by this Item 7(b). Pursuant to paragraphs (b)(2) and
(a)(4) of Item 7, the pro forma financial statements required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but not later than required by paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K.

      (c) EXHIBITS

      The following exhibits are filed herewith:


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      2.01  Exchange Agreement dated as of March 2, 1999 by and among
            Registrant, Computing Resources, Inc., Ranson W. Webster and Harry
            D. Hart and Amendment No. 1 thereto dated April 30, 1999. Pursuant to Item 601(b)(2) of Regulation of S-K, certain schedules have been omitted but will be furnished supplementally to the Commission upon request.

      4.01 Registration Rights Agreement dated as of May 3, 1999 by and among Registrant, Ranson W. and Norma J. Webster and Harry D. and Carla J. Hart.


                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK.]


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTUIT INC.

                                       By: /s/ Greg J. Santora
                                           -------------------------------------
Date:  May 7, 1999                             Greg J. Santora
                                               Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

 NUMBER        DESCRIPTION
 ------        -----------
  2.01         Exchange Agreement dated as of March 2, 1999 by and among
               Registrant, Computing Resources, Inc., Ranson W. Webster and
               Harry D. Hart and Amendment No. 1 thereto dated April 30, 1999.
               Pursuant to Item 601(b)(2) of Regulation of S-K, certain
               schedules have been omitted but will be furnished supplementally to the Commission upon request.

  4.01 Registration Rights Agreement dated as of May 3, 1999 by and among Registrant, Ranson W. and Norma J. Webster and Harry D. and
               Carla J. Hart.